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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael W. J. Smurfit and Patrick J. Moore, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Annual Reports on Form 10-K and all required interim reports and to file the same, with all exhibits thereto, and other documents in connection therewith, regarding Smurfit-Stone Container Corporation, a Delaware corporation, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Signature                            Title
  -------------------                      -----

/s/ Michael W. J. Smurfit               Chairman of the Board
--------------------------
Michael W. J. Smurfit                   and Director

/s/ Ray M. Curran                       President, Chief Executive
----------------------------
Ray M. Curran                           Officer and Director
                                        (Principal Executive Officer)

/s/ Patrick J. Moore                    Vice President and Chief Financial
-----------------------------
Patrick J. Moore                        Officer (Principal Accounting
                                        Officer and Principal Financial Officer)

/s/ Richard A. Giesen                   Director
---------------------------
Richard A. Giesen

/s/ Alan E. Goldberg                    Director
----------------------------
Alan E. Goldberg

/s/ Howard E. Kilroy                    Director
----------------------------
Howard E. Kilroy

/s/ James J. O'Connor                   Director
---------------------------
James J. O'Connor

/s/ Jerry K. Pearlman                   Director
-----------------------------
Jerry K. Pearlman

/s/ Thomas A. Reynolds, III             Director
---------------------------
Thomas A. Reynolds, III

/s/ Dermot F. Smurfit                   Director
--------------------------
Dermot F. Smurfit


Date:  March 10, 2000